UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of earliest event reported: October 1, 2019

CANTEL MEDICAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31337	22-1760285
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Clove Road, Little Falls, New Jersey	07424	(973) 890-7220
(Address of Principal Executive Offices)	(Zip code)	(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CMD	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on October 1, 2019 of the transactions contemplated by the Purchase and Sale Agreement, dated as of July 29, 2019 (the “Purchase and Sale Agreement”), by and between Cantel Medical Corp. (the “Company”), Hu-Friedy Mfg. Co., LLC, a Delaware limited liability company (“Hu-Friedy”), Dental Holding, LLC, a Delaware limited liability company and the sole member of Hu-Friedy (“Dental Holding”), and, for limited purposes set forth therein, Ken Serota and Ron Saslow (the “Purchase and Sale Agreement”), pursuant to which the Company agreed to acquire Hu-Friedy from Dental Holding (the “Hu-Friedy Acquisition”).  In connection with the closing of the Hu-Friedy Acquisition (the “Closing”), the Company issued 751,471 shares of Company common stock to Dental Holding in accordance with the terms of the Purchase and Sale Agreement.

Item 1.01.  Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference.

On October 1, 2019, in connection with the Closing, the Company entered into a registration rights agreement with Dental Holding (the “Registration Rights Agreement”) relating to 438,359 of the 751,471 shares of Company common stock that were issued to Dental Holding at the Closing (such 438,359 shares, the “Excess Shares”) in accordance with the terms of the Purchase and Sale Agreement.

The Registration Rights Agreement requires, among other things, and subject to the terms and conditions thereof, that the Company, as promptly as reasonably practicable (but in no event later than ninety days following the date of the Registration Rights Agreement) use its reasonable best efforts to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 covering the resale of all of the Excess Shares for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), and that the Company effect an underwritten offering of such Excess Shares following the filing of such registration statement and receipt of written notice from Dental Holding.  Dental Holding has advised the Company that it intends to deliver written notice to the Company requesting that the Company consummate such a registered offering.

Pursuant to the Purchase and Sale Agreement, Dental Holding and its permitted transferees are subject to a 12-month lock-up period that began on October 1, 2019 with respect to the other 313,112 shares of common stock of the Company that were issued at the Closing, subject to certain exceptions for permitted transfers to related persons.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Registration Rights Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.  This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities.  The shares of common stock of the Company issued at the Closing were issued in a private placement pursuant to the terms of the Purchase and Sale Agreement, and may only be offered or sold pursuant to an effective registration statement or an exemption from registration under the Securities Act.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

Pursuant to the Purchase and Sale Agreement, the aggregate upfront consideration for the Hu-Friedy Acquisition consisted of 751,471 shares of common stock of the Company and $665 million in cash, subject to customary adjustments for cash, debt, excess working capital and unpaid transaction expenses.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note is incorporated herein by reference.

On October 1, 2019, in connection with the Hu-Friedy Acquisition, the Company borrowed (i) $400 million in aggregate principal amount of the delayed draw term loan facility and (ii) $277 million in aggregate principal amount of the revolving credit facility, in each case under that certain Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time prior to the date hereof, the “Credit Agreement”) dated as of June 28, 2018, among the Company, the subsidiary obligors party thereto, the lenders party thereto and Bank of America, N.A. as administrative agent.

The foregoing description of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Credit Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 9, 2019, which is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note is incorporated herein by reference.

The issuance of the 751,471 shares of Company common stock to Dental Holding at Closing was exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof, because such issuance did not involve a public offering.

Item 7.01.  Regulation FD Disclosure.

On October 1, 2019, the Company issued a press release announcing the closing of the Hu-Friedy Acquisition.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business to be Acquired.

The Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 days after the date upon which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 days after the date upon which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1

Purchase and Sale Agreement, dated as of July 29, 2019, by and among Cantel Medical Corp., Hu-Friedy Mfg. Co., LLC, Dental Holding, LLC, and, for limited purposes set forth therein, Ken Serota and Ron Saslow (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Cantel Medical Corp. on July 30, 2019)†

10.1	Registration Rights Agreement, dated as of October 1, 2019, by and between Cantel Medical Corp. and Dental Holding, LLC

10.2

First Amendment, dated as of September 6, 2019, among Cantel Medical Corp., the subsidiary obligors party thereto, the lenders party thereto, and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Cantel Medical Corp. on September 9, 2019)

99.1	Press Release, dated October 1, 2019

†  Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTEL MEDICAL CORP.
(Registrant)

Date: October 2, 2019	By:	/s/ George L. Fotiades
George L. Fotiades
President and Chief Executive Officer